SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: May 27, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-3)
               (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-5328

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1999-3
                  -----------------------------------------

                                  May 27, 1999

                  DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    --------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                      ---------------------------------

      On May 27, 1999, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before May 1, 1999) as of May 1, 1999 of $301,109,315.28. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $15,055,465.76. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of May 1, 1999 was 812. The weighted average Note Rate of the Mortgage Loans as of May 1, 1999 was 7.066%. The weighted average remaining term to stated maturity of the Mortgage Loans as of May 1, 1999 was 354.99 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to March 1, 1992 or after May 1, 1999.

      None of the Mortgage Loans has a scheduled maturity later than May 1, 2029. Each Mortgage Loan has an original principal balance of not less than $242,500 nor more than $1,064,000. Mortgage Loans having an aggregate Adjusted Balance of $20,137,762 as of May 1, 1999 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of May 1, 1999 was 70.2%. No more than $4,297,426 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 96%(2) of the Mortgage

--------
    (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated May 21, 1999 and the Prospectus, dated May 21, 1999 (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1999-3.

    (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. None of the Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 65% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $16,538,652 and $284,570,663, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.514% and 7.098%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 355.43 months and 354.96 months, respectively.

      The Special Hazard Loss Amount as of May 1, 1999 was $4,297,426.26.

      The Fraud Loss Amount as of May 1, 1999 was $3,011,093.15.

      The Bankruptcy Loss Amount as of May 1, 1999 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A Certificates as of May 1, 1999 was $288,960,684.32.

      The aggregate Initial Stated Amount of the Class M Certificates as of May 1, 1999 was $5,719,000.00.

      The aggregate Initial Stated Amount of the Class B-1 Certificates as of May 1, 1999 was $2,558,000.00.

      The aggregate Initial Stated Amount of the Class B-2 Certificates as of May 1, 1999 was $1,355,000.00.

      The aggregate Initial Stated Amount of the Class B-3 Certificates as of May 1, 1999 was $1,053,000.00.

      The aggregate Initial Stated Amount of the Class B-4 Certificates as of May 1, 1999 was $602,000.00.

      The aggregate Initial Stated Amount of the Class B-5 Certificates as of May 1, 1999 was $753,094.32.

      The Subordinated Certificate Percentage is 4.000020988118.*

      The Class M Subordination Percentage is 2.100025903109%.*

      The Class B-1 Subordination Percentage is 1.250194214448%.*

      The Class B-2 Subordination Percentage is 0.800029265998%.*

      The Class B-3 Subordination Percentage is 0.450196283918%.*

      The Class B-4 Subordination Percentage is 0.250196801285%.*




---------------------
    * Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of May 1, 1999.

                          YEARS OF ORIGINATION OF MORTGAGE LOANS

                     Number of        Aggregate Principal
Year Originated       Loans          Balances Outstanding
---------------       -----          --------------------

  1992                    1         $        292,563
  1993                    1                  605,604
  1994                    5                1,495,080
  1995                    4                1,690,721
  1996                    9                2,987,819
  1997                   16                5,920,366
  1998                   21                7,937,936
  1999                  755              280,179,226
                        ---              -----------

  Total                 812             $301,109,315
                        ===             ============



                 TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                       Number of       Aggregate Principal
Dwelling Unit                   Loans        Balances Outstanding
-------------                   -----        --------------------

Detached houses                   761             $282,702,090
Multi-family Dwellings*             4                1,587,500
Townhouses                         12                3,940,981
Condominium Units (one to
four stories high)                 20                6,738,547
Condominium Units (over
four stories high)                  5                1,763,441
Cooperative Units                  10                4,376,756
                                   --                ---------

Total                             812             $301,109,315
                                  ===             ============


------------------
* Multi-family dwellings are 2-family and 3-family

            NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of             Number of               Aggregate Principal
Dwelling Unit         Loans                Balances Outstanding
-------------         -----                --------------------

1-family                808                  $299,521,815
2-family                  4                     1,587,500
                          -                     ---------

Total                   812                  $301,109,315
                        ===                  ============



                             SIZES OF MORTGAGE LOANS

Outstanding Principal             Number of         Aggregate Principal
Balance by Loan Size                Loans          Balances Outstanding
--------------------                -----          --------------------

$149,999 and Under                     0           $            0
$150,000 through $199,999              1                  150,629
$200,000 through $249,999              17               4,153,046
$250,000 through $299,999             259              71,525,164
$300,000 through $349,999             197              63,788,546
$350,000 through $399,999             119              44,856,500
$400,000 through $449,999              66              28,046,601
$450,000 through $499,999              51              24,524,574
$500,000 through $549,999              32              16,859,343
$550,000 through $599,999              28              16,363,042
$600,000 through $649,999              15               9,545,376
$650,000 through $699,999              16              11,025,977
$700,000 through $749,999               1                 749,400
$750,000 through $799,999               0                       0
$800,000 through $849,999               0                       0
$850,000 through $899,999               3               2,606,873
$900,000 through $949,999               1                 934,271
$950,000 through $999,999               5               4,930,571
$1,000,000 and over                     1               1,049,402
                                        -               ---------

Total                                 812           $ 301,109,315
                                      ===           =============

                 DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan         Number of      Aggregate Principal
Note Rate              Loans        Balances Outstanding
---------              -----        --------------------

6.25% - 6.50%            24         $     8,377,714
6.51% - 7.00%           395             147,342,345
7.01% - 7.50%           379             139,917,904
7.51% - 8.00%            13               4,473,328
8.01% - 8.125%            1                 998,024
                          -                 -------

Total                   812         $   301,109,315
                        ===         ===============




                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

                             Number of          Aggregate Principal
Loan-to-Value Ratio           Loans            Balances Outstanding
-------------------           -----            --------------------

65.00% and Below              191               $  82,706,483
65.01% - 75.00%               256                  93,108,873
75.01% - 80.00%               299                 105,156,197
80.01% - 85.00%                10                   3,063,505
85.01% - 90.00%                52                  15,968,679
90.01% - 95.00%                 4                   1,105,578
                                -                   ---------

Total                         812                $301,109,315
                              ===                ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                Number of          Aggregate Principal
State                             Loans            Balances Outstanding
-----                             -----            --------------------

Alabama                              5           $     2,398,432
Arizona                             14                 4,621,145
California                         384               147,723,341
Colorado                            25                 8,633,981
Connecticut                         25                 9,594,220
District of Columbia                 2                   789,389
Florida                             16                 5,919,467
Georgia                             30                 9,954,319
Hawaii                               3                 1,002,729
Idaho                                2                   777,489
Illinois                            26                10,335,576
Iowa                                 1                   290,743
Kansas                               1                   299,495
Kentucky                             1                   599,520
Maine                                1                   400,000
Maryland                            18                 6,317,986
Massachusetts                       18                 7,253,683
Michigan                             6                 2,187,486
Minnesota                            5                 1,841,477
Mississippi                          2                   625,424
Missouri                             5                 2,051,200
Nevada                               1                   693,391
New Jersey                          29                 9,452,839
New Mexico                           3                   976,617
New York                            86                31,013,990
North Carolina                      18                 6,163,929
Ohio                                 4                 1,137,397
Oklahoma                             1                   340,000
Oregon                               3                   834,258
Pennsylvania                         5                 1,843,662
South Carolina                       7                 2,563,410
Tennessee                            8                 2,835,123
Texas                               14                 5,399,426
Utah                                 3                   990,304
Virginia                            25                 8,731,294
Washington                          13                 3,986,010
Wisconsin                            1                   269,779
Wyoming                              1                   262,784
                                     -                   -------

Total                              812              $301,109,315
                                   ===              ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CITICORP MORTGAGE SECURITIES, INC.
                              (Registrant)

                             By: /s/ John H. Outland
                                --------------------
                                John H. Outland
                                Senior Vice President


Dated: May 27, 1999